SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 10, 2003
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                          RAD SOURCE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         Florida                        000-27859              65-0882844
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(State of other jurisdiction    (Commission File Number)     (IRS Employer
   or incorporation)                                       Identification No.)


            20283 State Road 7, Suite 107, Boca Raton, Florida 33798
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (801) 371-0755
                                                           ---------------

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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REQUIRED DISCLOSURES

         On July 10, 2003, the Company's Board of Directors authorized the Company to file a termination of registration under Section 12(g)(1)of the Securities Exchange Act of 1934. As a result, the Company's duty to file periodic reports will be immediately suspended as of the date of filing.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RAD SOURCE TECHNOLOGIES, INC.



                                 By: /s/ RANDOL KIRK
                                    --------------------------------------------
                                       Randol Kirk, Chief Executive Officer



                                 By: /s/ WILLIAM HARTMAN
                                    --------------------------------------------
                                       William Hartman, Chief Financial Officer

DATED:  July 10, 2003